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                                                                    EXHIBIT 10.4


                          AMENDMENT TO CONTRACT OF SALE



         This Amendment is made and entered into this the 14th day of October, 1998 by and between J. PHILLIP BALLARD, JR. and EAGLE GREENS LTD., f/k/a NORTHEAST GEORGIA RECREATIONAL AND DEVELOPMENT CO., INC., a Georgia corporation, hereinafter collectively referred to as "Seller," and SILVERLEAF RESORTS, INC., a Texas corporation, hereinafter referred to as "Purchaser," and is as follows:

                                   WITNESSETH:

         WHEREAS, Seller and Purchaser made and entered into that certain Contract of Sale, dated February 25, 1998, hereinafter referred to as the "Contract," covering those certain tracts of land located in the 12th Land District, Habersham County, Georgia, commonly known as "Hollywood Hills Golf Club" containing approximately 220 acres, more or less, as more fully described within the Contract; and

         WHEREAS, the Contract provided, pursuant to the terms and provisions of
Article XXVII thereof, that Seller agrees to pay at closing a real estate commission to Century 21 Farish Realty (the "Broker") in the amount of four percent (4%) of the purchase price under the Contract; and

         WHEREAS, Seller and Purchaser have agreed to modify Article XXVII of the Contract to reduce the amount of commission payable to the Broker;

         NOW, THEREFORE, for and in consideration of the terms and provisions hereof, the receipt, adequacy and sufficiency of which is hereby acknowledged and confessed, Seller and Purchaser shall, and do hereby, covenant, stipulate, acknowledge and agree as follows:

         1. Notwithstanding anything to the contrary contained in the Contract, Seller and Purchaser agree that in the event the Contract closes, but not otherwise, Seller shall pay at closing a real estate commission to the Broker in the amount of $119,000.00.

         2. All of the other terms, provisions, requirements, limitations and obligations of Seller and Purchaser as set forth, contained, or referenced within the Contract shall be and are hereby ratified, confirmed and adopted as being in full force and legal effect, except as specifically modified and amended herein.

         3. This Amendment shall inure to the benefit of and be binding upon each of Seller and Purchaser, its and their successors and assigns.

         EXECUTED on this the 14th day of October, 1998.

                                            SELLER:



                                            /s/ J. P. Ballard
                                            -----------------------------------
                                            J. PHILLIP BALLARD, JR.



                                            EAGLE GREENS LTD., a Georgia
                                            corporation




                                            By: /s/ J. P. Ballard
                                                -------------------------------


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                                            Name: J. Phillip Ballard
                                                  -----------------------------
                                            Its:  President
                                                 ------------------------------

                                            PURCHASER:

                                            SILVERLEAF RESORTS, INC., a Texas
                                            corporation



                                            By: /s/ Robert E. Mead
                                                -------------------------------
                                            Name: Robert E. Mead
                                                  -----------------------------
                                            Its: Chief Executive Officer
                                                 ------------------------------








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